UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 29, 2005


                            Interpharm Holdings, Inc.
                            -------------------------

               (Exact name of Registrant as specified in charter)

          Delaware                     0-22710                   13-3673965
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)


              75 Adams Avenue Hauppauge, New York               11788
             ---------------------------------------------------------
              (Address  of  principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (631) 952-0214

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
---------         ------------

      On June 29, 2005, Surinder Rametra, an employee the Company, sold in private transactions at a price of $1.28 per share, 175,000 and 150,000 shares of the Company's restricted Common Stock to the Julianna Nicole Reid Trust (the "Trust") and Amit Rametra, respectively. The Trust was created by Cameron Reid, the Chief Executive Officer of the Company, for the benefit of certain of his family members. Amit Rametra is Surinder Rametra's son.


                                   Signatures
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERPHARM HOLDINGS, INC.

July 1, 2005                       By: /s/George Aronson
                                      ---------------------
                                       George Aronson
                                       Chief Financial Officer